UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2022

EQUIFAX INC.
(Exact name of registrant as specified in Charter)

GA	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street	N.W.
Atlanta	GA	30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(404) 885-8000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On July 29, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Equifax Inc. (“Equifax” or the “Company”) granted to Mark W. Begor, the Chief Executive Officer of the Company, a special one-time equity award (the “Award”). The Award is intended to ensure Mr. Begor’s leadership during this critical time of the Company’s strategic shift from an era of building, investing and transforming, to one of leveraging its massive cloud investments to drive new product innovation and accelerate growth.

Since joining Equifax as Chief Executive Officer in 2018, Mr. Begor has led the transformation of our organization at every level, driving our $1.5 billion investment in security and technology to build the Equifax Cloud, and repositioning Equifax as a global data, analytics and technology leader with a world-class security program.

Under Mr. Begor’s leadership, the Company has delivered record results and transformed into a faster growing, higher margin, diversified data, analytics and technology company that has expanded well beyond a traditional consumer credit bureau, with a total addressable market almost three times larger than the past. Since Mr. Begor joined Equifax in 2018:

•Our market capitalization has increased over 1.8 times, from $14 billion to $26 billion as of July 29, 2022.
•Our total shareholder return of 83.4% through July 29, 2022 has significantly outperformed the S&P 500 total shareholder return of 66.8% during the same period.
•Our revenue has increased from $3.4 billion in 2018 to nearly $5 billion in 2021, with a compounded annual growth rate of 13%.
•We have completed 26 acquisitions and investments totaling $3.6 billion of deployed capital that strengthen our capabilities to drive future growth.

The Board believes Mr. Begor is a proven leader whose strategic vision and unparalleled knowledge of our business make him uniquely qualified to continue to lead the Company during the final stages of our $1.5 billion technology transformation and into our next chapter of leveraging the new Equifax Cloud to drive innovation and create long-term shareholder value.

In view of Mr. Begor’s demonstrated ability to grow our business and deliver shareholder value, and the Board’s desire to retain him, the Committee conducted an extensive benchmarking analysis based on market data, with the assistance of its independent compensation consultant. Following review and consideration of various factors, including relevant industry data, market competition and Mr. Begor’s significant leadership contributions, the Committee determined that Mr. Begor’s pay was meaningfully below peer group median.

The vesting period of the Award is concurrent with the term of Mr. Begor’s employment, which ends on December 31, 2025 (the “Term”). The Award does not modify the terms of the employment agreement dated March 27, 2018 between the Company and Mr. Begor or the letter agreement dated February 4, 2021 between the Company and Mr. Begor.

The Award has a grant date fair value of $25 million and consists of the following components:

(i)60% of the Award consists of performance shares that vest based on the ranking of the Company’s cumulative total shareholder return (“TSR”) compared to the TSR of the companies in the S&P 500 over a performance period commencing on the grant date and ending on December 31, 2025;
(ii)20% of the Award consists of premium-priced stock options with an eight-year term, split evenly into two tranches with exercise prices set at premiums of 110% and 120% to the fair market value of a share of our common stock on the grant date; and
(iii)20% of the Award consists of time-based restricted stock units.

Following its review of market data, the Committee determined that the structure of the Award would enhance the retention value of Mr. Begor's total compensation package.

Each component of the Award cliff vests on December 31, 2025 and is intended to incentivize Mr. Begor to continue serving the Company as our Chief Executive Officer during the Term. Consistent with Mr. Begor’s equity compensation under his employment agreement, 80% of the Award is subject to substantive performance components, which strengthens the link between Mr. Begor’s compensation and the creation of shareholder value.

The Award is subject to the Company’s enhanced clawback policy whereby the Board may recover incentive compensation awarded to employees in the event of misconduct or failure of oversight that results in significant financial or reputational harm, irrespective of whether there has been a financial restatement.

Additional information will be provided in the Company’s proxy statement for its 2023 annual meeting of shareholders.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and forward-looking information. All statements that address our performance and events or developments that we expect or anticipate will occur in the future, including statements relating to Mr. Begor’s leadership, shareholder value, future operating results, expected growth, performance, improvements in our IT and data security infrastructure, our strategy, the impact of COVID-19, changes in the U.S. mortgage market environment, as well as changes more generally in U.S. and worldwide economic conditions that materially impact consumer spending, such as rising interest rates and inflation, consumer debt and employment and the demand for Equifax’s products and services, and similar statements about our outlook and our business plans are forward-looking statements. We believe these forward-looking statements are reasonable as and when made. However, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent SEC filings. As a result of such risks and uncertainties, we urge you not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 2, 2022	EQUIFAX INC.

		By:	/s/ John J. Kelley III
		Name:	John J. Kelley III
		Title:	Corporate Vice President, Chief Legal Officer
and Corporate Secretary